FUNDX STOCK UPGRADER FUND

Supplement dated June 26, 2009 to
Prospectus dated February 28, 2009

DAL Investment Company, LLC, the Advisor to the FundX Stock Upgrader Fund (the “Fund”), has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.  The Advisor’s recommendation was primarily based on the unfavorable economies of operating such a small fund and the unlikelihood that the Fund would experience any meaningful growth in the near future based on the current investment climate.  The Advisor also took into account the lack of “fit” within the Advisor’s main investment style and the Fund’s declining performance.  The liquidation is expected to occur after the close of business on July 31, 2009.  Pending liquidation of the Fund, investors will continue to be able to reinvest dividends received in the Fund.

Effective June 26, 2009, the Fund will no longer accept purchases of new shares.  In addition, the Fund’s Advisor will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of July 6, 2009, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by July 31, 2009 will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to July 31, 2009 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 455-FUND [3863] or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.